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                                                                EXHIBIT NO. 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Annual Report of Greene County Bancshares, Inc. (the "Company") on Form 10-K for the annual period ended December 31, 2004 (the "Report"), I, William F. Richmond, Senior Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ William F. Richmond
                                       ------------------------------
                                           William F. Richmond
                                           Senior Vice President, Chief
                                           Financial Officer and Assistant
                                           Secretary

Date:  March 11, 2005

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